                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 23, 2007
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                                     NUCO2 INC.
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                 (Exact Name of Registrant as Specified in Charter)

           Florida                      0-27378                  65-0180800
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

         2800 S.E. Market Place, Stuart, Florida                     34997
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        (Address of Principal Executive Offices)                  (Zip Code)

      Registrant's telephone number, including area code: (772) 221-1754
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                                         N/A
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            (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATORY  ARRANGEMENTS  OF
            CERTAIN OFFICERS.

      (e) On July 23, 2007, the  Compensation  and Stock Option Committee of the
Board of Directors of NuCO2 Inc. (the "Company") approved,  effective as of July
9, 2007,  (i) an annual base salary of $530,000 for Michael E.  DeDomenico,  the
Company's Chairman and Chief Executive Officer and (ii) an annual base salary of
$258,000 for Eric M. Wechsler, the Company's General Counsel and Secretary.

                                   SIGNATURES
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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                  NUCO2 INC.

Date: July 24, 2007                               By: /s/ Eric M. Wechsler
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                                                      Eric M. Wechsler,
                                                      General Counsel